UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

THE ACTIVE NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35187	33-0884962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10182 Telesis Court, Suite 100 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

(858) 964-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers

On May 23, 2012, The Active Network, Inc. (the “Company”) granted time-based restricted stock units (“RSUs”), performance-based restricted stock units (“Performance RSUs”) and option awards (“Options”) to the Company’s named executive officers, in accordance with the terms of the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) as follows:

Name	Title	RSU Grant (Total # of Shares	Option Grant (Total # of Shares)	Performance Based RSU Grant (Target # of Shares)
David Alberga	Chief Executive Officer and Chairman	59,045	195,313	59,045
Matthew Landa	President	49,961	165,265	49,961
Scott Mendel	Chief Financial Officer	36,336	120,192	36,336
Darko Dejanovic	Chief Technology, Product and Innovation Officer	45,419	150,240	45,419
Sheryl Roland	Executive Vice President, Human Resources	16,250	48,829	16,250

The time-based RSUs vest twenty-five percent (25%) on the first year anniversary of the grant date and in equal installments on each of the three anniversaries thereafter, subject to the named executive officer’s continuous employment through each of the vesting dates.

The options vest over four years in equal monthly installments, subject to the named executive officer’s continuous employment through each of the vesting dates; provided however, the options do not become exercisable until the Company’s 15-day moving average stock price meets or exceeds (a) $20.00 within two years from the grant date, (b) $22.50 within three years from the grant date, or (c) $25.00 within four years from the grant date. In addition, each named executive officer’s vested options become exercisable following a change of control of the Company (as such term is defined in the named executive officer’s retention agreement or change of control agreement).

The performance-based RSUs vest on the third year anniversary of the grant date dependent upon the Company’s achievement of corporate objectives for the three year performance period ended December 31, 2014. Achievement of the Company’s objectives relating to revenue and Adjusted EBITDA, a non-GAAP financial measure described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, will determine the actual number of performance-based RSUs to be earned. For purposes of these awards, revenue will exclude the impact of any acquisitions during the performance period.

The number of performance-based RSUs to be earned by each named executive specified below requires us to achieve both the revenue and Adjusted EBITDA component of the applicable performance objectives. The base plan represents the minimum threshold below which no performance-based RSUs will be earned. The actual number of performance-based RSU’s to be earned by each named executive officer will be assessed on a linear basis and the degree to which we achieve the performance objectives will determine the actual number of performance-based RSUs to be earned by the named executive officers.

Name	Title	Base Amount(1)	Target Amount(1)	Maximum Amount(1)
David Alberga	Chief Executive Officer and Chairman	44,284	59,045	73,806
Matthew Landa	President	37,471	49,961	62,451
Scott Mendel	Chief Financial Officer	27,252	36,336	45,420
Darko Dejanovic	Chief Technology, Product and Innovation Officer	34,065	45,419	56,774
Sheryl Roland	Executive Vice President, Human Resources	12,187	16,250	20,313

(1)	The earned performance-based RSUs up to the target amount will convert on a one-for-one basis into the Company’s common stock when they are settled. Any earned performance-based RSUs above the target amount shall be settled in cash using a stock price of $15.02 per share.

After completion of the three year performance period, the Compensation Committee will certify the extent to which the performance goals have been met, and will determine the number of performance-based RSUs that have been earned based on this performance. Performance-based RSUs that are earned will vest if the executive remains employed throughout the performance period and will be paid out in fiscal 2015.

The performance-based RSUs provide for “double trigger” vesting in the event of a change of control. In the event of a change of control of the Company, the performance-based RSUs will become payable at target following the performance period, provided that the named executive officer remains employed by the Company through such date. However, if a named executive officer’s employment is terminated by the Company without “cause,” or the named executive officer terminates employment for “good reason” in connection with the change of control transaction (as such terms are defined in the named executive officer’s retention agreement or change of control agreement), the performance-based RSUs will become fully vested and payable at the target amount upon such termination.

The Company also completed its determination of retention awards to be granted to the Company’s named executive officers. The awards were granted to each executive officer to realign the overall equity compensation of the named executive officers with current market levels after taking into account individual responsibilities, performance and experience, and are intended to provide additional long-term retention incentive for the continuation of service of the named executive officers. The following table sets forth the aggregate awards granted to the named executive officers:

Name	RSU Grant (Total # of Shares)	Retention Cash Payment
David Alberga	17,843	—
Matthew Landa	16,013	—
Scott Mendel	12,959	$30,000
Darko Dejanovic	13,964	$64,963
Sheryl Roland	5,080	—

The restricted stock units were granted pursuant to the Company’s 2011 Equity Incentive Plan and vest in full on March 28, 2013, subject to the named executive officer’s continuous employment through the vesting date. The retention cash payments are payable on March 28, 2013, subject to the named executive officer’s continuous employment through such date.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 23, 2012, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 26, 2011, the record date of the Annual Meeting, there were 58,166,605 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 40,311,897 shares of the Company’s common stock were represented in person or by proxy. The Company’s stockholders approved the four proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission (“SEC”) on April 13, 2012. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal 1:

Each of Bruns H. Grayson and Joseph Levin was elected as a Class I director to hold office until the 2015 Annual Meeting of Stockholders and until his successor is elected and has qualified, or if sooner, until the director’s death, resignation or removal by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Bruns H. Grayson	34,218,065	106,187	5,987,645
Joseph Levin	34,218,832	105,420	5,987,645

Each of David Alberga, Thomas N. Clancy, Stephen L. Green, Matthew Landa and Scott Schultz continue to serve as directors of the Company after the Annual Meeting.

Proposal 2:

The selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the following vote:

Votes For	Votes Against	Abstentions

40,290,937	18,033	2,927

Proposal 3:

Approval by the Company’s stockholders, on an advisory basis, of the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

34,144,181	172,880	7,191	5,987,645

Proposal 4:

Approval by the Company’s stockholders, on an advisory basis, of the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers was voted on as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions

32,938,834	195,002	1,190,258	158

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.39#	Form of Performance Based Exercisability Option Agreement under the 2011 Equity Incentive Plan.

#	Indicates management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ACTIVE NETWORK, INC.

Date: May 30, 2012	/s/ Scott Mendel
Scott Mendel
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

10.39#	Form of Performance Based Exercisability Option Agreement under the 2011 Equity Incentive Plan.

#	Indicates management contract or compensatory plan